UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

 OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 15, 2017, Ocwen Financial Corporation (the “Company”) concluded that the financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended on December 31, 2016, as previously filed with the Securities and Exchange Commission (“SEC”), should no longer be relied upon.

On May 15, 2017, the Company filed Amendment No. 1 (the “Amendment”) to its Annual Report on Form 10-K for the year ended December 31, 2016 (the “Original Form 10-K”) to restate its previously issued consolidated financial statements for the year ended December 31, 2016. The Company restated its consolidated financial statements for the year ended December 31, 2016 to amend Note 26 — Contingencies to its consolidated financial statements for the year ended December 31, 2016 to add the following:

In December 2016, we entered into a confidential memorandum of understanding (MOU) with the Multistate Mortgage Committee (MMC), a multistate coalition of various mortgage banking regulators, and six states relating to a servicing examination by the MMC covering the period January 1, 2013 through February 28, 2015. The MOU contained various provisions relating to servicing practices and safety and soundness aspects of the regulatory review, as well as a requirement for us to develop a plan for submission to the MMC to address concerns from the review by the MMC, as a step toward closing the 2013 - 2015 examination. There were no monetary or other penalties under the MOU. Ocwen responded to the MOU items.

On April 20, 2017 and subsequently, thirty state mortgage and banking regulatory agencies issued orders against OLS and certain other Ocwen companies. In general, the orders are styled as “cease and desist orders,” and we use that term to refer to all of the orders for ease of reference; we also include the District of Columbia regulator as a state regulator for ease of reference. All of the cease and desist orders apply to OLS, but additional Ocwen entities are named in some state orders, including Ocwen Financial Corporation, OMS, Homeward and Liberty. While each state’s cease and desist order is different, the orders generally prohibit a range of actions, including (1) acquiring new MSRs (17 states), (2) originating or acquiring new mortgage loans, where we would be the servicer (13 states), (3) originating or acquiring new mortgage loans (4 states) and (4) conducting foreclosure activities (2 states), among others. We intend to vigorously defend ourselves against unfounded claims while continuing to work with these regulatory agencies to resolve their concerns. We are currently working toward an agreement of an escrow account review plan to be conducted by an independent firm engaged by Ocwen. The independent firm would develop a statistically-based sample population, consistent with MMC guidelines (which would be substantially less than the entire loan population), as well as a possible targeted review of escrow accounts linked to certain loan categories. We have agreed with certain regulatory agencies, where necessary, to obtain delays or exceptions to the orders. Additionally, we have revised our operations, where necessary, so as to comply with the orders in the interim period while we attempt to negotiate resolutions. For example, in certain states, we are arranging to release servicing on new originations and we have paused our origination activities in two states. If we are unable to obtain timely resolutions in certain states, more serious consequences could result. For example, we could be required to transfer all of our mortgage servicing in Massachusetts and we could be required to cease mortgage servicing in Rhode Island. It is possible that the outcome of these state regulatory actions, whether through negotiated settlements or other resolutions, could be materially adverse to our business, reputation, financial condition, liquidity and results of operations. We cannot currently estimate the amount, if any, of reasonably possible loss related to these matters.

The MOU was confidential under various state laws until made public by certain state regulators on April 20, 2017. The restatement of the Company’s consolidated financial statements for the year ended December 31, 2016 did not result in any changes to the Company’s consolidated financial statements and related footnote disclosure, other than the changes to the disclosure in Note 26 — Contingencies.

In connection with the restatement, management re-evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of December 31, 2016 based on the framework in “Internal Control-Integrated Framework (2013 framework)” issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Management has concluded that the Company's disclosure controls and procedures and internal controls over financial reporting were not effective as of December 31, 2016 solely due to a material weakness in internal control over financial reporting that resulted in the failure to provide disclosure of the MOU.

Except as described above, the Amendment did not amend, update or change any other items or disclosures in the Original Form 10-K.

The Company has discussed the matters disclosed in this Form 8-K pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

Item 7.01	Regulation FD Disclosure.

On May 16, 2017, the Company issued a press release regarding the filing of the Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained under Item 7.01 in this Current Report on Form 8-K, including the information included in Exhibit 99.1 hereto, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release of Ocwen Financial Corporation dated May 16, 2017 regarding filing of amendment to Form 10-K for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: May 16, 2017	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)